A logo for the Funds representing a Galaxy appears at the top of the page.

A photo of two men standing near a spiral walkway appears on the cover.


--------------------------------------------------------------------------------
Taxable Bond Funds Report
--------------------------------------------------------------------------------

Short-Term Bond Fund . Intermediate Government Income Fund (formerly Intermediate Bond Fund) . Corporate Bond Fund . High Quality Bond Fund


------------------
Annual
Report

For the Year Ended
October 31, 1995
------------------

--------------------


    CHAIRMAN'S
     MESSAGE
--------------------

Dear Shareholder:

What a difference a year makes! In the last 12 months, a dramatic decline in interest rates produced the third largest total return for bonds in the last 45 years. In addition to strong gains in prices, bonds earned yields that were quite exceptional given the moderate rates of inflation.

     Although these returns were extraordinary by historic standards, and by no means guarantee future performance, they underscore the importance of a long-term approach toward bond investing. Shareholders who retained fixed-income holdings during the temporary market weakness of 1994 were in a position to take full advantage of the market rally that occurred the following year. Many investors who sold their holdings may have missed out on these gains and suffered losses they may not recoup for some time to come.

     The ups and down in bond prices are part of normal market cycles that tend to smooth out over time, although, bond prices have been particularly volatile during the last two years. While it's unlikely that the superior returns of 1995 will be repeated in the year ahead, there may be additional opportunities for capital appreciation and income. Such opportunities make bonds an important part of a well-diversified investment strategy.

     The enclosed performance report for the Galaxy Taxable Bond Funds covers the 12 months ended October 31, 1995. Included is a Market Overview, which explores the major events that affected bonds during this time. There are also individual Portfolio Reviews that explain how Fleet Investment Advisors Inc. managed its bond investments to make the most of these conditions. In addition, the report provides an outlook for interest rates and bond prices in the months to come and considers how this might affect future investment strategies.

     After reading your report you may have additional questions about the performance of the Funds' investments. You can discuss such questions with an Investment Specialist, at any time, by calling 800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees

------------------------------------

Mutual Funds:

 . are not bank deposits
 . are not FDICinsured
 . are not obligations of Fleet Bank
 . are not guaranteed by Fleet Bank
 . are subject to investment risk
  including possible loss of
  principal amount invested

------------------------------------

--------------------



  MARKET OVERVIEW
--------------------

"Having made significant investments in long-term bonds when their prices were especially attractive, the Galaxy Taxable Bond Funds made the most of the rally and delivered strong returns for the 12 months ended October 31, 1995."


BOND MARKET OVERVIEW

By Fleet Investment Advisors Inc.

In the last year, bond prices rebounded strongly from the weak levels of 1994. Having made significant investments in long-term bonds when their prices were especially attractive, the Galaxy Taxable Bond Funds made the most of the rally and delivered strong returns for the 12 months ended October 31, 1995.

     The exceptional rally in bonds resulted as expectations for a weaker economy caused interest rates to fall sharply. During the fourth quarter of 1994, when the period began, the gross domestic product ("GDP"), which measures goods and services, improved at an annualized rate of 5.1%. Concerned that a swiftly growing economy would cause higher inflation, the Federal Reserve Board (the "Fed") raised its short-term Fed Funds rate from 4.75% to 6% between November of 1994 and February of 1995.

     This increased the hope that the Fed would achieve a "soft landing" for the economy, keeping inflation under control. Soon, long-term bond prices began to rise and yields on longer-maturity issues began to fall. With news that growth in the GDP had dropped to 2.7% in 1995's first quarter, investors began to believe the Fed would soon cut interest rates to prevent a recession.

PERFORMANCE AT-A-GLANCE
Average Annual Returns* as of  October 31, 1995
Trust Shares

Bar charts representing the Average Annual Returns for Trust Shares as of 10/31/95 appear on this page

Short-Term Bond Fund

  1 year        9.55%
  3 years       5.20%
  life of fund  5.43%

Intermediate Government Income Fund

  1 year       13.18%
  3 years       5.01%
  5 years       8.19%
  life of fund  7.97%

Corporate Bond Fund

  life of fund 13.85%

High Quality Bond Fund

  1 year       18.66%
  3 years       7.92%
  life of fund  8.98%


*The Life of Fund return for the Corporate Bond Fund is a total return measured since the date of inception.

--------------------



  MARKET OVERVIEW
--------------------

MARKET OVERVIEW

"By investing heavily in attractively priced issues with longer maturities, which tend to outperform shorter-term bonds in a rally, we greatly enhanced the Funds' potential for capital gains."

     By the end of June, rising bond prices had reduced the yields on 30-year Treasuries to 6.65% from a peak of 8.19% in October 1994. On July 6, the Fed sliced short-term rates to 5.75%. This cut, the first in three years, pushed bond prices higher and drove long-term yields to 6.49% in the days that followed.

     Despite rekindled fears of inflation that temporarily weakened bond prices during the summer, bond prices were higher when the period ended. Investors had grown increasingly optimistic about legislation that would balance the federal budget and believed this, combined with moderate inflation, would coax the Fed to cut interest rates another time. With further gains in bond prices, the yields on 30-year Treasuries fell as far as 6.3% in October - the lowest they'd been since February 1994.

INVESTMENT STRATEGIES

Fleet Investment Advisors Inc. had expected a rebound in bonds before the period started. By investing heavily in attractively priced issues with longer maturities, which tend to outperform shorter-term bonds in a rally, we greatly enhanced the Funds' potential for capital gains. The longer maturities also helped maintain solid yields for the Funds once interest rates began to fall.

     Early in the period, about 50% of assets in the longer-term Galaxy Taxable Bond Funds were invested in securities that matured in 10 years or more. By summer, when interest rates had stabilized, we reduced the weightings in longer-maturity issues to 30% so we could insulate the Funds against falling prices. Once it appeared that interest rates were headed lower, we increased the Funds' long-term holdings once again. At the end of the period, the weighting in longer-term issues was about 40%.

     For most of the year, we increased weightings in securities issued by the U.S. government and its agencies. Early on, expectations for stronger corporate earnings, combined with weak supplies of new issues, caused prices of corporate bonds to rise faster than prices of government securities. This made corporate yields less attractive compared to the yields for government bonds. As lower interest rates encouraged companies to issue new debt, supplies of corporates improved and corporate yields grew somewhat more attractive. While we made new investments in selected corporate issues offering good potential, we felt corporate yields were not yet strong enough generally for significant additions in that sector.

--------------------



  MARKET OVERVIEW
--------------------

"Because the bulk of the rally in bond prices is probably behind us, we now expect to give greater attention to strategies that can enhance the Funds' yields."


MARKET OUTLOOK

Although the GDP improved at an annual rate of 4.2% in 1995's third quarter, Fleet Investment Advisors believes that modest wage gains and consumption should limit GDP growth to 2.5% in 1996. This, combined with little or no improvement in commodity prices, should keep inflation near 2.7%.

     If this happens, and Congress succeeds in chopping federal deficits, the Fed could cut interest rates again. In that case, rising bond prices could push yields on 30-year Treasuries to 6%. Conversely, if the economy improves more quickly, or hope for budget cuts begins to dim, long-term yields could rise as high as 6.75%.

     As interest rates begin to bottom in the months ahead, we will probably pare weightings in longer-term bonds. Once interest rates change course, and bond prices start to weaken, greater weightings in bonds with shorter maturities should help preserve the value of the Funds' shares. Because the bulk of the rally in bond prices is probably behind us, we now expect to give greater attention to strategies that can enhance the Funds' yields and protect share prices.

PERFORMANCE AT-A-GLANCE

Average Annual Returns as of October 31, 1995
Retail Shares

Bar charts representing the Average Annual Returns for Retail Shares as of 10/31/95 appear on this page

Short-Term Bond Fund

  1 year        9.28%
  3 years       5.10%
  life of fund  5.36%

Intermediate Government Income Fund

  1 year       12.85%
  3 years       4.91%
  5 years       8.13%
  life of fund  7.93%

High Quality Bond Fund

  1 year       18.46%
  3 years       7.85%
  life of fund  9.00%

--------------------



 PORTFOLIO REVIEWS
--------------------

GALAXY SHORT-TERM BOND FUND

A photo of Short Term Bond Fund manager Ken Thomae appears here.

By Kenneth W. Thomae
Portfolio Manager

As interest rates fell over the past year, we kept the average maturity of investments in the Galaxy Short-Term Bond Fund relatively long and also gave greater emphasis to securities issued by the U.S. government and its agencies. This helped the Fund deliver strong returns for the 12 months ended October 31, 1995. During that time, the Fund's Retail and Trust Shares had total returns of 9.28% and 9.55%, respectively, versus a return of 8.79% for the average short-term bond fund tracked by Lipper Analytical Services. This performance put the Fund in the top third of funds in its class. During the same time, the Lehman One-to-Three-Year Government Index returned 8.83%.

LEVERAGING THE RALLY

When interest rates fall, raising the prices for fixed-income investments, the prices of longer-term issues tend to rise more than the prices of shorter-maturity issues. Therefore, as interest rates began to drop in the fourth quarter of 1994, we sold some of the Fund's shorter-term holdings and purchased issues maturing in one to three years. We continued to buy longer-term investments as interest rates fell further in 1995. By the end of October 1995, the Fund had an average maturity for its investments of 2.9 years. In addition to improving the Fund's potential for capital gains, this helped to boost the Fund's yield.

     During the period we also invested more heavily in U.S. government-issued securities especially those issued by U.S. government agencies. In the past year the supply of new short-term corporate securities was quite low compared to demand. This put upward pressure on the prices of these issues, which kept their yields low relative to those for government securities. The yields for short-term corporates were further depressed by the improved credit quality of their issuers. By the end of the period, 84% of the Fund was invested in U.S. government issues, up from 76% a year earlier, and the Fund's Retail and Trust shares had 30-day SEC yields of 4.91% and 5.22%, respectively.


Galaxy Short-Term Bond Fund

Distribution of Total Net Assets
as of October 31, 1995

Corporate Bonds & Notes 12%
$10,000

A pie chart listing Short Term Bond Fund investments by type appears here:

Corporate Bonds and Notes                  12%
US Government & Agency Obligations         84%
Repurchase Agreements & Other Net Assets
  and Liabilities                           4%
Other Securities                            4%

Galaxy Short-Term Bond Fund

Growth of $10,000 investment*

A mountain chart comparing the growth of $10,000 invested in retail shares and trust shares of the Short Term Bond Fund and the Lehman Brothers One to Three Year Government Bond Index appears here:

                    Start           End
  Retail Shares     $10,000         $12,249
  Trust Shares      $10,000         $12,216
  Index             $10,000         $12,276


* Since inception on 12/30/91. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



 PORTFOLIO REVIEWS
--------------------

THE MONTHS TO COME

We expect to maintain these strategies in coming months. If inflation remains moderate, and the economy weakens further, interest rates should continue to fall. As that happens, the Fund's longer average maturity will help us maximize its yield and potential for capital gains. Since it's unlikely that the yields for short-term corporates would become more attractive in this environment, we will probably stay heavily invested in government issues. We will continue to emphasize noncallable issues in the government agency sector, which tend to outperform callable issues when interest rates fall.

Ken Thomae has managed the Galaxy Short-Term Bond Fund since its inception in December 1991. He has managed fixed-income portfolios for Fleet Investment Advisors Inc. and its predecessors since 1985.

GALAXY INTERMEDIATE
 GOVERNMENT INCOME FUND

By Bruce Barton
Portfolio Manager

The Galaxy Intermediate Bond Fund changed its name to the Galaxy Intermediate Government Income Fund on September 7, 1995 to better reflect its investment policy of investing at least 65% of its assets in U.S. Government securities, under normal market and economic conditions. By increasing investments in issues with longer maturities, the Galaxy Intermediate Government Income Fund delivered solid returns for the 12 months ended October 31, 1995. During the period, the Fund's Retail shares had a total return of 12.85% and Trust shares returned 13.18%. That compares with a return of 13.79% for the average intermediate bond fund tracked by Lipper Analytical Services, and 12.52% for the Lehman Intermediate Bond Index.

MAXIMIZING PRICE GAINS AND YIELDS

When the period began, the average maturity of the Fund's investments was eight years. Among these investments were variable-rate bonds whose prices, like those of shorter-maturity issues, tend to be less vulnerable to rising interest rates than the prices of fixed-rate securities.

     As interest rates fell, we traded the variable-rate bonds and other shorter-maturity issues for longer-term securities with fixed rates. Because prices of longer-term issues typically improve more when rates fall than prices of shorter-maturity issues, this strategy helped the Fund make the most of the particularly strong gains enjoyed by intermediate-term issues. It also helped to maximize the Fund's yield.

     Because falling interest rates encourage homeowners to refinance mortgages, the yields for mortgage-backed securities had a negative impact on the overall Fund performance, relative to the yields for other corporate and intermediate-term securities. This caused us to sell many of the Fund's investments in mortgage-backed securities. For most of the period, the bonds we bought were issued by the U.S. government and its agencies. This was

A photo of Intermediate Government Income Fund manager Bruce Barton appears here.

Bruce Barton

Galaxy Intermediate Government
Income Fund

Distribution of Total Net Assets
as of October 31, 1995

A pie chart listing Intermediate Government Income Fund investments by type appears here:

Corporate Bonds & Notes                         25%
U.S. Government & Agency Obligations            69%
Repurchase Agreements & Other Net Assets
  and Liabilities                                6%
Other Securities                                 4%

--------------------



 PORTFOLIO REVIEWS
--------------------

because we felt the yields on corporate bonds were not attractive enough to offset the additional price volatility these issues tend to incur.

     As a result of these strategies, the Fund maintained a solid yield as interest rates were falling. As of October 31, 1995, the SEC 30-day yields for the Fund's Retail and Trust shares were 5.84% and 6.15%, respectively. By that time, about 69% of the Fund was invested in U.S. government securities.

GOING FORWARD

If the economy grows slowly, and inflation remains moderate, interest rates could edge lower in the months to come and bond prices could move higher. For this reason, we expect to keep the Fund focused on issues maturing in 5 to 10 years. Most of the price gains are probably behind us, however, making it more important to focus on yields. As a result, we've begun buying government agency issues that can be called in after three to five years. We feel the higher yields on these issues are attractive enough to outweigh the risk that they will be called in before interest rates start to rise.

Bruce Barton has managed the Galaxy Intermediate Government Income Fund since its inception in 1988 as the Intermediate Bond Fund.

GALAXY CORPORATE BOND FUND

By David Lindsay
Portfolio Manager

In building the portfolio of the Galaxy Corporate Bond Fund, we emphasized issues with attractive yields and strong potential for capital gains. By doing so, we helped the Fund deliver a strong return that was competitive with other funds in its class. Between its inception on December 12, 1994, and October 31, 1995, the Fund returned 13.85%. During the period from December 15, 1994 through October 31, 1995, a period for which Lipper Analytical Services measures other similar funds' performances, the average return for intermediate term investment grade bond funds was 13.59% and the Lehman Intermediate Corporate Bond Index returned 9.67%.

ENHANCING RETURNS

Initially, we used a "barbell" structure for the Fund that balanced issues matur-

Galaxy Intermediate
Government
Income Fund

Growth of $10,000 investment*

A mountain chart comparing the growth of $10,000 invested in retail shares and trust shares of the Intermediate Government Income Fund and the Lehman Brothers Intermediate Government/Corporate Bond Index appears here:

                           Start             End
   Retail Shares           $10,000           $17,329
   Trust Shares            $10,000           $17,274
   Index                   $10,000           $18,596

* Since inception on 9/1/88. The Lehman Brothers Intermediate Government/ Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

Galaxy Corporate
Bond Fund

Growth of $10,000 investment*

A mountain chart comparing the growth of $10,000 invested in retail shares and trust shares of the Corporate Bond Fund and the Lehman Brothers Intermediate Corporate Bond Index appears here:

                           Start             End
   Trust Shares            $10,000           $11,385
   Index                   $10,000           $10,967

* Since inception on 12/12/94. The Lehman Brothers Intermediate Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------



 PORTFOLIO REVIEWS
--------------------

ing in more than 10 years against issues maturing in less than three years. Over time, such a strategy seeks to maximize the Fund's investment return while minimizing fluctuations in the value of its investments.

     Once interest rates began to fall, we gave greater attention to securities maturing in three to 10 years. This helped the Fund participate more fully in the rally in bond prices, while still giving some protection against a short-term turn around in prices. Although the prices of longer-maturity issues tend to strengthen more than the prices of shorter-maturity issues when prices rally, shorter-maturity issues generally outperform issues with longer maturities when bond prices fall. At the end of the period, the Fund had an average maturity for its investments of 7.2 years.

     Early in the rally, the prices of corporates outperformed those for Treasuries. By the second quarter of 1995, however, increased supplies of new issues caused corporate prices to lag. This allowed us to add corporates to the Fund's portfolio at prices and yields that were particularly attractive. These additions, plus a focus on higher-coupon securities issued by financial, industrial and electric utilities firms, enhanced the Fund's yield as interest rates fell. As of October 31, 1995, the SEC 30-day yield for the Fund's shares was 5.52%.

FUTURE STRATEGIES

Believing interest rates will stay relatively low in the months ahead, we've taken several steps that we believe should further strengthen the yield of the Galaxy Corporate Bond Fund. In addition to emphasizing issues with higher coupons, we've added investments in mortgage-backed securities, whose prices have become more attractive due to the heavy refinancing of mortgages that has occurred in the last year.

     Meanwhile, we continue to trade issues with the longest and shortest maturities for those maturing in five to 10 years. We believe this should boost the Fund's yield and potential for capital gains, while still leaving considerable protection against reversals in interest rates and bond prices.

David Lindsay has managed the Galaxy Corporate Bond Fund since its inception in December of 1994. He has managed the Galaxy Massachusetts Municipal Bond Fund since 1993 and managed fixed-income portfolios for Fleet Investment Advisors Inc. since 1986.

GALAXY HIGH QUALITY BOND FUND

By Kenneth W. Thomae
Portfolio Manager

When falling interest rates boost the prices of bonds, prices of issues with longer maturities generally gain more than prices of bonds with shorter maturities. By investing in longer-maturity issues early in the recent rally, the Galaxy High Quality Bond Fund produced outstanding returns for the 12 months ended October 31, 1995.

     During this time, the Fund's Retail and Trust shares produced total returns of 18.46% and 18.66%, respectively. That compares to returns of 15.80% for the average A-rated bond fund tracked by Lipper Analytical Services and 16.16%

A photo of Intermediate Government Income Fund manager David Lindsey appears here.

David Lindsey

Galaxy Corporate
Bond Fund

Distribution of Total Net Assets
as of October 31, 1995

A pie chart listing Corporate Bond Fund investments by type appears here:

       US Government & Agency Obligations           21%
       Financial                                    34%
       Transportation                                6%
       Utilities                                    11%
       Other Corporate and Foreign Bonds            24%
       Repurchase Agreements & Other Net Assets
         and Liabilities                             4%

--------------------



 PORTFOLIO REVIEWS
--------------------

for the Lehman Brothers Long Term Government/Corporate Bond Index.

INVESTING AT ATTRACTIVE PRICES

In the middle of 1994, after rising interest rates had driven bond prices to historic lows, we increased the average maturity of the Fund's investments from
9.5 years to 11 years. This helped the Fund make the most of the bond rally that began at the end of 1994 and locked in higher yields as interest rates fell.

     We maintained a longer portfolio as prices rallied further in 1995. At mid-year, when interest rates stabilized, we shortened the average maturity of the Fund. We felt this would protect the value of the Fund if interest rates reversed and bond prices fell. By the third quarter of 1995, as a weakening economy drove interest rates lower, we lengthened the average maturity once again. When the period ended, the Fund had an average maturity of 8.5 years.

     During the period, we continued to invest heavily in securities issued by the U.S. government and its agencies. As reduced supplies of new issues and higher credit ratings improved the prices of corporate bonds, their yields became less attractive relative to those for U.S. government issues. Because the yields on U.S. government agency securities were particularly attractive, we added to holdings of agency issues during the period.

     Throughout the year, we emphasized bonds that could not be called in by their issuers. This helped us to further maximize the Fund's yield as interest rates fell. On October 31, 1995, the Fund's Retail and Trust shares had 30-day SEC yields of 5.29% and 5.48%, respectively.

LOOKING AHEAD

     If the economy grows weaker and interest rates fall further, the Fund's longer average maturity should provide additional appreciation and solid yields. Once it looks like the economy is strengthening and interest rates are bottoming, we'll probably shorten the average maturity of the Fund another time to preserve the sizable gains that the Fund has earned this year.

Ken Thomae has managed the Galaxy High Quality Bond Fund since its inception in December 1990. He has managed fixed-income portfolios for Fleet Investment Advisors Inc. and its predecessors since 1985.

--------------------------------------------------------------------------------

Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

Galaxy High Quality Bond Fund

Distribution of Total Net Assets
as of October 31, 1995

A pie chart listing High Quality Bond Fund investments by type appears here:

Corporate Bonds & Notes                          20%
U.S. Government & Agency Obligations             75%
Cash Equivalents & Net Other Assets
  and Liabilities                                 5%


Galaxy High Quality Bond Fund

Growth of $10,000 investment*

A mountain chart comparing the growth of $10,000 invested in retail shares of the High Quality Bond Fund and the Lehman Brothers Long Term
Government/Corporate Bond Index appears here:

                              Start               End
   Retail Shares              $10,000             $15,259
   Trust Shares               $10,000             $15,230
   Index                      $10,000             $16,856

* Since inception on 12/14/90. The Lehman Brothers Long-Term Government/ Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------------

                        SHORT-TERM BOND FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 84.20%

                 U.S. TREASURY NOTES - 53.19%

$ 2,000,000      7.50%, 01/31/96..........................................................     $    2,009,798
  6,000,000      7.38%, 05/15/96..........................................................          6,057,120
  3,000,000      6.00%, 06/30/96..........................................................          3,008,400
  5,500,000      7.00%, 09/30/96..........................................................          5,569,735
  9,000,000      6.13%, 12/31/96..........................................................          9,060,829
  3,000,000      6.25%, 01/31/97..........................................................          3,023,970
  6,000,000      7.38%, 11/15/97..........................................................          6,198,774
    500,000      6.38%, 07/15/99..........................................................            510,240
                                                                                               --------------
                                                                                                   35,438,866
                                                                                               --------------

                 U.S. TREASURY STRIPS (A) - 17.07%

  3,000,000      4.24%, 11/15/97, Interest (B)............................................          2,677,827
 15,000,000      3.58%, 11/15/04, Interest (B)............................................          8,698,485
                                                                                               --------------
                                                                                                   11,376,312
                                                                                               --------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.24%

  1,000,000      7.00%, 02/10/96..........................................................          1,004,319
    200,000      6.05%, 01/12/98..........................................................            201,242
  1,000,000      7.30%, 04/17/00, MTN.....................................................          1,027,789
  1,000,000      6.40%, 01/13/04..........................................................            988,599
    500,000      7.86%, 05/25/04, MTN.....................................................            521,465
  1,000,000      8.63%, 11/10/04..........................................................          1,079,579
                                                                                               --------------
                                                                                                    4,822,993
                                                                                               --------------

                 FEDERAL HOME LOAN BANK - 3.61%

    400,000      6.85%, 02/25/97..........................................................            406,064
  2,000,000      7.10%, 05/22/98..........................................................          2,000,900
                                                                                               --------------
                                                                                                    2,406,964
                                                                                               --------------

                 STUDENT LOAN MARKETING ASSOCIATION - 3.09%

  2,000,000      7.62%, 04/18/00, MTN.....................................................          2,055,198
                                                                                               --------------

                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.............................         56,100,333
                 (Cost $55,415,980)                                                            --------------

                      See Notes to Financial Statements.

--------------------

                        SHORT-TERM BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
CORPORATE NOTES AND BONDS - 12.26%

                 CONSUMER STAPLES - 7.81%

$ 2,000,000      American Home Products Corp.
                 7.70%, 02/15/00..........................................................     $    2,107,500
  1,000,000      Coca Cola Enterprises, Inc.
                 7.00%, 11/15/99..........................................................          1,025,000
  1,000,000      Procter & Gamble Co.
                 6.85%, 06/01/97..........................................................          1,012,500
  1,000,000      Sara Lee Corp., MTN
                 7.40%, 03/22/02..........................................................          1,060,000
                                                                                               --------------
                                                                                                    5,205,000
                                                                                               --------------

                 FINANCIAL - 2.87%

    500,000      Ford Motor Credit Co.
                 8.38%, 01/15/00..........................................................            538,125
    250,000      Ford Motor Credit Co.
                 8.20%, 02/15/02..........................................................            271,250
  1,000,000      General Motors Acceptance Corp.
                 8.50%, 01/01/03..........................................................          1,102,500
                                                                                               --------------
                                                                                                    1,911,875
                                                                                               --------------

                 TECHNOLOGY - 1.58%

  1,000,000      International Business Machines Corp.
                 7.25%, 11/01/02..........................................................          1,051,250
                                                                                               --------------

                 TOTAL CORPORATE NOTES AND BONDS..........................................          8,168,125
                 (Cost $7,777,877)                                                             --------------

                      See Notes to Financial Statements.

--------------------

                        SHORT-TERM BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
REPURCHASE AGREEMENT - 1.68%

$ 1,119,271      Chase Securities, Inc.
                 5.75%, 11/01/95, Dated 10/31/95,
                 Repurchase Price $1,119,450
                 (Collaterized by U.S. Treasury Note
                 5.88%, Due 1997, Total Par 1,125,000,
                 Market Value $1,144,688).................................................     $    1,119,271
                                                                                               --------------
                 TOTAL REPURCHASE AGREEMENT...............................................          1,119,271
                 (Cost $1,119,271)                                                             --------------

TOTAL INVESTMENTS - 98.14%................................................................         65,387,729
(Cost $64,313,128)                                                                             --------------

NET OTHER ASSETS AND LIABILITIES - 1.86%..................................................          1,242,094
                                                                                               --------------
NET ASSETS - 100.00%......................................................................     $   66,629,823
                                                                                               ==============

--------------------------------------------------------------------------------

(A)  Annualized yield at time of purchase.

(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payments representing interest only or principal only.

MTN  Medium Term Note

                      See Notes to Financial Statements.

--------------------

                        INTERMEDIATE GOVERNMENT INCOME FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 69.06%
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 42.52%
$  1,000,000     9.05%, 04/10/00..........................................................      $  1,117,319
   2,000,000     2.19%, 08/21/01, Principal (A) (B).......................................         1,907,880
   2,000,000     6.93%, 08/23/02, MTN.....................................................         2,001,858
   5,000,000     6.80%, 10/23/02, MTN.....................................................         4,999,845
  33,500,000     7.65%, 04/29/04..........................................................        34,154,221
  20,000,000     7.70%, 08/10/04..........................................................        20,810,180
  12,000,000     8.42%, 10/20/04, MTN.....................................................        12,441,348
   4,000,000     7.50%, 10/25/04..........................................................         4,087,108
  10,000,000     8.00%, 04/13/05..........................................................        10,402,100
   2,000,000     7.00%, 11/25/05..........................................................         2,005,668
   5,150,000     7.00%, 12/25/06..........................................................         5,107,147
   3,350,000     6.80%, 05/25/08..........................................................         3,339,635
  10,400,000     7.00%, 08/25/10..........................................................        10,565,464
                                                                                                ------------
                                                                                                 112,939,773
                                                                                                ------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION - 15.40%
  15,000,000     7.49%, 05/25/05..........................................................        15,244,050
  15,093,000     7.95%, 07/15/06..........................................................        15,464,907
   5,000,000     7.50%, 07/23/07..........................................................         5,088,845
   5,000,000     7.55%, 11/27/07..........................................................         5,110,795
                                                                                                ------------
                                                                                                  40,908,597
                                                                                                ------------
                 U.S. TREASURY NOTES - 7.28%
  13,000,000     5.75%, 08/15/03..........................................................        12,830,480
   6,000,000     7.25%, 08/15/04..........................................................         6,497,214
                                                                                                ------------
                                                                                                  19,327,694
                                                                                                ------------
                 U.S. GOVERNMENT BACKED BONDS - 3.86%
  10,000,000     Small Business Administration
                 7.25%, 05/10/05..........................................................        10,237,500
                                                                                                ------------
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.............................       183,413,564
                 (Cost $179,954,430)                                                            ------------

                      See Notes to Financial Statements.

--------------------

                        INTERMEDIATE GOVERNMENT INCOME FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
CORPORATE NOTES AND BONDS - 24.65%
                 FINANCIAL - 19.44%
$  5,000,000     American General Corp.
                 7.75%, 04/01/05..........................................................      $  5,387,500
   5,000,000     Ford Motor Credit Co.
                 6.38%, 10/06/00..........................................................         5,018,750
  12,000,000     General Motors Acceptance Corp.
                 7.13%, 06/01/99..........................................................        12,330,000
   5,000,000     General Motors Acceptance Corp.
                 6.63%, 10/15/05..........................................................         4,950,000
   1,000,000     General Motors Corp.
                 9.63%, 12/01/00..........................................................         1,140,000
  10,000,000     Norwest Corp., MTN
                 7.68%, 05/10/02..........................................................        10,400,000
  11,000,000     Wachovia Bank of N.C., NA, MTN
                 7.75%, 04/15/02..........................................................        11,632,500
     750,000     Sears Roebuck Acceptance Corp., Series V, MTN
                 8.98%, 07/11/96..........................................................           765,000
                                                                                                ------------
                                                                                                  51,623,750
                                                                                                ------------
                 CONSUMER CYCLICALS - 3.39%
   8,000,000     Loews Corp.
                 8.88%, 04/15/11..........................................................         9,010,000
                                                                                                ------------
                 OIL, GAS, AND PETROLEUM - 1.82%
   1,000,000     B.P. America, Inc.
                 9.38%, 11/01/00..........................................................         1,135,000
   2,600,000     Pennzoil Co., Debenture
                 10.25%, 11/01/05.........................................................         3,207,750
     476,000     Second Atransco Tanker Corp.
                 8.50%, 06/15/02..........................................................           490,875
                                                                                                ------------
                                                                                                   4,833,625
                                                                                                ------------
                 TOTAL CORPORATE NOTES AND BONDS..........................................        65,467,375
                 (Cost $63,080,826)                                                             ------------


                      See Notes to Financial Statements.

--------------------

                        INTERMEDIATE GOVERNMENT INCOME FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
REPURCHASE AGREEMENT - 5.55%
$ 14,755,580     Chase Securities, Inc.
                 5.75%, 11/01/95, Dated 10/31/95
                 Repurchase Price $14,757,937
                 (Collaterized by U.S. Treasury Note
                 5.88%, Due 1997, Total Par 14,795,000,
                 Market Value $15,053,913)................................................      $ 14,755,581
                                                                                                ------------
                 TOTAL REPURCHASE AGREEMENT...............................................        14,755,581
                 (Cost $14,755,581)                                                             ------------

TOTAL INVESTMENTS - 99.26%................................................................       263,636,520
(Cost $257,790,837)                                                                             ------------

NET OTHER ASSETS AND LIABILITIES - 0.74%..................................................         1,958,692
                                                                                                ------------
NET ASSETS - 100.00%......................................................................      $265,595,212
                                                                                                ============

--------------------------------------------------------------------------------

(A)  Annualized yield at time of purchase.

(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payments representing interest only or principal only.

MTN  Medium Term Note

                      See Notes to Financial Statements.

--------------------

                        CORPORATE BOND FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
CORPORATE NOTES AND BONDS - 70.67%
                 FINANCIAL - 33.59%
$   210,000      American General Corp.
                 9.63%, 07/15/00..........................................................      $     238,613
    300,000      American General Financial Corp.
                 5.80%, 04/01/97..........................................................            299,625
    100,000      Aristar, Inc.
                 6.30%, 07/15/00..........................................................            100,000
    300,000      Associates Corp. of North America
                 8.38%, 06/01/96..........................................................            304,473
    305,000      Bank of New York, Inc.
                 7.88%, 11/15/02..........................................................            330,163
    300,000      Chase Manhattan Corp.
                 7.88%, 01/15/97..........................................................            306,750
    300,000      Chrysler Building N.Y., Inc.
                 9.13%, 05/01/99..........................................................            328,125
    150,000      Chrysler Financial Corp., MTN
                 4.99%, 02/03/97..........................................................            147,938
    300,000      Chubb Corp.
                 8.75%, 11/15/99..........................................................            319,875
    300,000      Cigna Corp.
                 8.00%, 09/01/96..........................................................            304,818
    300,000      CIT Group Holdings, Inc.
                 4.75%, 03/15/96..........................................................            298,719
    150,000      Citicorp, MTN
                 8.70%, 09/24/96..........................................................            153,750
    150,000      CNA Financial Corp.
                 8.63%, 03/01/96..........................................................            151,104
    300,000      Commercial Credit Group, Inc., Debenture
                 8.70%, 06/15/09..........................................................            354,375
    500,000      Dean Witter Discover & Co.
                 6.75%, 08/15/00..........................................................            510,625
    600,000      Dow Capital BV, Debenture
                 9.00%, 05/15/10..........................................................            729,000
    190,000      First Interstate Bancorp
                 10.50%, 03/01/96.........................................................            192,850
    600,000      Fletcher Challenge Financial USA, Inc.
                 9.80%, 06/15/98..........................................................            653,250
    500,000      Ford Motor Credit Corp.
                 6.85%, 08/15/00..........................................................            511,250
    150,000      General Motors Acceptance Corp.
                 5.63%, 02/01/99..........................................................            147,188
    160,000      General Motors Acceptance Corp.
                 9.38%, 04/01/00..........................................................            178,600
    200,000      General Motors Acceptance Corp.
                 9.63%, 05/15/00..........................................................            225,750
    200,000      General Motors Acceptance Corp.
                 9.63%, 12/15/01..........................................................            232,250

                      See Notes to Financial Statements.

--------------------

                        CORPORATE BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
                 FINANCIAL (CONTINUED)
$   525,000      Great Western Financial Corp.
                 6.38%, 07/01/00..........................................................      $     523,031
    300,000      Household Finance Corp.
                 7.50%, 03/15/97..........................................................            306,375
    500,000      International Lease Finance Corp.
                 6.13%, 11/01/99..........................................................            498,750
    600,000      NZI Capital Corp.
                 8.25%, 03/15/97..........................................................            604,500
    300,000      Paccar Financial Corp., MTN
                 5.12%, 03/10/97..........................................................            295,875
    150,000      Progressive Corp., Ohio
                 6.60%, 01/15/04..........................................................            146,625
    300,000      Security Pacific Corp.
                 7.75%, 12/01/96..........................................................            305,625
    600,000      Standard Credit Card Trust, Class A
                 9.50%, 05/10/97..........................................................            630,995
    250,000      Textron Financial Corp., MTN
                 9.45%, 04/10/01..........................................................            283,438
    300,000      Torchmark Corp.
                 9.63%, 05/01/98..........................................................            321,750
    340,000      Transamerica Corp.
                 9.88%, 01/01/98..........................................................            365,925
    300,000      Travelers Group, Inc.
                 6.13%, 06/15/00..........................................................            294,000
    180,000      USL Capital Corp.
                 8.13%, 02/15/00..........................................................            192,150
    120,000      United States Leasing International, Inc.
                 8.75%, 12/01/01..........................................................            134,400
    600,000      US West Financial Services, Inc., MTN
                 9.45%, 09/30/97..........................................................            637,500
                                                                                                -------------
                                                                                                   12,560,030
                                                                                                -------------
                 UTILITIES - 11.00%
    250,000      Commonwealth Edison Co.
                 9.38%, 02/15/00..........................................................            275,625
    300,000      Consumers Power Co.
                 8.75%, 02/15/98..........................................................            316,125
    250,000      Cox Communications, Inc.
                 6.38%, 06/15/00..........................................................            250,000
    350,000      GTE Corp.
                 9.38%, 12/01/00..........................................................            393,750
    300,000      GTE South, Inc., Series B, Debenture
                 7.25%, 08/01/02..........................................................            315,375

                      See Notes to Financial Statements.

--------------------

                        CORPORATE BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
                 UTILITIES (CONTINUED)
$   150,000      Kansas Gas & Electric Co.
                 6.50%, 08/01/05..........................................................      $     149,063
    300,000      Northern Indiana Public Service Co.
                 7.50%, 04/01/02..........................................................            306,000
    300,000      Orange & Rockland Utilities, Inc., Debenture
                 6.50%, 10/15/97..........................................................            302,625
    100,000      Orange & Rockland Utilities, Inc.
                 9.38%, 03/15/00..........................................................            111,875
    180,000      Philadelphia Electric Co.
                 9.25%, 10/01/99..........................................................            199,125
    250,000      Potomac Electric Power Co., MTN
                 6.72%, 05/28/97..........................................................            252,813
    365,000      Public Service Electric & Gas Co., Series KK
                 6.88%, 06/01/97..........................................................            369,563
    200,000      Public Service Electric & Gas Co., Series II
                 7.63%, 02/01/00..........................................................            210,000
    300,000      United Telecommunications, Inc.
                 9.75%, 04/01/00..........................................................            337,500
    300,000      Virginia Electric & Power Co., Series 1992 D
                 7.63%, 07/01/07..........................................................            325,125
                                                                                                -------------
                                                                                                    4,114,564
                                                                                                -------------
                 TRANSPORTATION - 5.98%
    250,000      Atchison, Topeka & Santa Fe Railway Co., Series X
                 6.00%, 07/01/00..........................................................            247,813
    300,000      CSX Corp.
                 8.40%, 08/01/96..........................................................            305,250
    300,000      CSX Corp.
                 9.50%, 08/01/00..........................................................            340,875
    200,000      Federal Express Corp.
                 10.00%, 04/15/99.........................................................            221,750
    150,000      Hertz Corp.
                 6.00%, 02/01/01..........................................................            147,563
    600,000      Lockheed Corp.
                 5.88%, 03/15/98..........................................................            595,500
    100,000      Southwest Airlines Co.
                 8.00%, 03/01/05..........................................................            107,875
    250,000      Union Pacific Corp.
                 7.60%, 05/01/05..........................................................            268,438
                                                                                                -------------
                                                                                                    2,235,064
                                                                                                -------------

                      See Notes to Financial Statements.

--------------------

                        CORPORATE BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
                 OIL, GAS, AND PETROLEUM - 5.64%

$   300,000      Anadarko Petroleum Corp., Debenture
                 6.75%, 03/15/03..........................................................      $     301,875
    300,000      Atlantic Richfield Co., Debenture
                 10.88%, 07/15/05.........................................................            395,250
    300,000      Enron Corp.
                 10.00%, 06/01/98.........................................................            325,875
    100,000      Occidental Petroleum Corp.
                 10.13%, 11/15/01.........................................................            118,125
    300,000      Phillips Petroleum Co.
                 9.00%, 06/01/01..........................................................            336,375
    300,000      Sun Co., Inc.
                 7.13%, 03/15/04..........................................................            307,875
    150,000      Texaco Capital, Inc.
                 8.65%, 01/30/98..........................................................            158,438
    150,000      Unocal, Series A, MTN
                 9.25%, 08/02/99..........................................................            164,625
                                                                                                -------------
                                                                                                    2,108,438
                                                                                                -------------

                 CONSUMER STAPLES - 5.31%

    250,000      American Home Products Corp.
                 7.90%, 02/15/05..........................................................            274,375
    300,000      Baxter International, Inc.
                 9.25%, 09/15/96..........................................................            308,250
    150,000      Becton Dickinson & Co.
                 8.80%, 03/01/01..........................................................            168,375
    300,000      Limited, Inc.
                 9.13%, 02/01/01..........................................................            333,750
    250,000      Penney (J.C.) & Co., Inc.
                 9.05%, 03/01/01..........................................................            280,938
    300,000      Seagram Ltd., Debenture
                 6.50%, 04/01/03..........................................................            297,000
    300,000      Sears Roebuck & Co., Series V, MTN
                 9.31%, 07/24/98..........................................................            324,000
                                                                                                -------------
                                                                                                    1,986,688
                                                                                                -------------

                 CONSUMER CYCLICALS - 5.08%

    600,000      Armstrong World Industries, Inc.
                 9.75%, 04/15/08..........................................................            741,000
    100,000      Comdisco, Inc.
                 9.75%, 01/15/97..........................................................            104,125
    100,000      Comdisco, Inc.
                 6.50%, 06/15/00..........................................................             99,875

                      See Notes to Financial Statements.

--------------------

                        CORPORATE BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
                 CONSUMER CYCLICALS (CONTINUED)
$   150,000      Dayton Hudson Corp., MTN
                 4.83%, 04/01/96..........................................................      $     149,250
    400,000      Eaton Corp., Debenture
                 7.00%, 04/01/11..........................................................            395,500
    150,000      Times Mirror Co., Debenture
                 7.50%, 07/01/23..........................................................            159,375
    100,000      Whitman Corp.
                 7.50%, 08/15/01..........................................................            104,500
    150,000      Whitman Corp.
                 6.50%, 02/01/06..........................................................            145,875
                                                                                                -------------
                                                                                                    1,899,500
                                                                                                -------------
                 BASIC MATERIALS - 2.94%
    560,000      Alcan Aluminum, Ltd
                 5.88%, 04/01/00..........................................................            550,900
    360,000      Reynolds Metals Co., Debenture
                 9.38%, 06/15/99..........................................................            395,100
    150,000      Weyerhaeuser Co., Debenture
                 7.13%, 07/15/23..........................................................            152,250
                                                                                                -------------
                                                                                                    1,098,250
                                                                                                -------------
                 TECHNOLOGY - 0.82%
    300,000      Xerox Corp.
                 8.38%, 09/25/96..........................................................            306,000
                                                                                                -------------
                 CAPITAL GOODS - 0.31%
    104,000      Alco Standard Corp.
                 8.88%, 04/15/01..........................................................            114,530
                                                                                                -------------
                 TOTAL CORPORATE NOTES AND BONDS..........................................         26,423,064
                 (Cost $25,013,556)                                                             -------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.95%
                 U.S. TREASURY NOTES - 6.64%
    300,000      7.50%, 01/31/96..........................................................            301,470
    300,000      7.63%, 05/31/96..........................................................            303,417
    300,000      7.25%, 08/31/96..........................................................            303,966

                      See Notes to Financial Statements.

--------------------

                        CORPORATE BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
                 U.S. TREASURY NOTES (CONTINUED)
$   200,000      8.88%, 05/15/00..........................................................      $     224,650
    500,000      6.13%, 07/31/00..........................................................            506,400
    300,000      7.75%, 02/15/01..........................................................            325,995
    500,000      6.50%, 05/15/05..........................................................            517,575
                                                                                                -------------
                                                                                                    2,483,473
                                                                                                -------------
                 U.S. TREASURY BONDS - 5.90%
    700,000      8.88%, 08/15/17..........................................................            900,003
  1,000,000      9.00%, 11/15/18..........................................................          1,306,622
                                                                                                -------------
                                                                                                    2,206,625
                                                                                                -------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.88%
     58,228      7.00%, 05/01/16..........................................................             57,591
    245,630      7.00%, 02/01/17..........................................................            242,943
    199,736      8.00%, 07/01/21..........................................................            204,917
     89,767      8.00%, 10/01/21..........................................................             92,095
    288,083      7.00%, 10/01/22..........................................................            286,192
    292,895      7.00%, 02/01/23..........................................................            290,973
    288,129      6.00%, 09/01/23..........................................................            273,992
                                                                                                -------------
                                                                                                    1,448,703
                                                                                                -------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.83%
     26,045      8.00%, 01/01/99..........................................................             26,688
    251,030      7.50%, 11/07/07..........................................................            256,208
    215,581      5.00%, 08/01/10..........................................................            199,716
      2,367      12.50%, 12/01/13.........................................................              2,682
    975,631      6.50%, 12/01/23..........................................................            948,191
                                                                                                -------------
                                                                                                    1,433,485
                                                                                                -------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.70%
    254,898      8.00%, 05/15/22..........................................................            262,705
                                                                                                -------------
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.............................          7,834,991
                 (Cost $7,250,090)                                                              -------------

                      See Notes to Financial Statements.

--------------------

                        CORPORATE BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
FOREIGN BONDS - 4.24%
$   600,000      Hydro-Quebec, Series F, Debenture
                 11.75%, 02/01/12.........................................................      $     849,750
    300,000      Manitoba Province of Canada, Series BM, Debenture
                 9.13%, 01/15/18..........................................................            372,375
    300,000      Manitoba Province of Canada, Debenture
                 8.80%, 01/15/20..........................................................            361,875
                                                                                                -------------
                 TOTAL FOREIGN BONDS......................................................          1,584,000
                 (Cost $1,369,014)                                                              -------------

REPURCHASE AGREEMENT - 2.95%
  1,104,311      Chase Securities, Inc.
                 5.75%, 11/01/95, Dated 10/31/95
                 Repurchase Price $1,104,487
                 (Collaterized by U.S. Treasury Note
                 5.88%, Due 1997, Total Par 1,110,000,
                 Market Value $1,129,425).................................................          1,104,311
                                                                                                -------------
                 TOTAL REPURCHASE AGREEMENT...............................................          1,104,311
                 (Cost $1,104,311)                                                              -------------

TOTAL INVESTMENTS - 98.81%................................................................         36,946,366
(Cost $34,736,971)                                                                              -------------

NET OTHER ASSETS AND LIABILITIES - 1.19%..................................................            444,604
                                                                                                -------------
NET ASSETS - 100.00%......................................................................      $  37,390,970
                                                                                                =============

--------------------------------------------------------------------------------

MTN  Medium Term Note

                      See Notes to Financial Statements.

--------------------

                        HIGH QUALITY BOND FUND
                        PORTFOLIO OF INVESTMENTS
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 75.35%
                 U.S. TREASURY BONDS - 23.86%
$   500,000      10.75%, 02/15/03.........................................................      $    640,520
    300,000      11.13%, 08/15/03.........................................................           394,716
    500,000      10.75%, 08/15/05.........................................................           670,270
  8,000,000      9.38%, 02/15/06..........................................................        10,014,072
 13,000,000      7.88%, 11/15/07..........................................................        14,358,760
  5,000,000      8.38%, 08/15/08..........................................................         5,716,143
  1,000,000      9.25%, 02/15/16..........................................................         1,321,089
  2,000,000      9.00%, 11/15/18..........................................................         2,613,258
    500,000      8.88%, 02/15/19..........................................................           646,490
  3,000,000      6.25%, 08/15/23..........................................................         2,933,910
                                                                                                ------------
                                                                                                  39,309,228
                                                                                                ------------
                 U.S. TREASURY NOTES - 20.66%
  4,000,000      7.38%, 05/15/96..........................................................         4,038,080
  4,500,000      6.13%, 07/31/96..........................................................         4,517,591
  3,000,000      6.25%, 01/31/97..........................................................         3,023,970
    250,000      8.25%, 07/15/98..........................................................           265,870
  5,500,000      6.38%, 01/15/99..........................................................         5,606,750
    500,000      8.00%, 08/15/99..........................................................           537,570
  5,000,000      6.38%, 01/15/00..........................................................         5,109,095
    250,000      8.75%, 08/15/00..........................................................           280,305
    250,000      8.50%, 11/15/00..........................................................           279,120
  5,550,000      7.75%, 02/15/01..........................................................         6,030,902
  4,000,000      7.50%, 05/15/02..........................................................         4,347,436
                                                                                                ------------
                                                                                                  34,036,689
                                                                                                ------------
                 U.S. TREASURY STRIPS (A) - 19.85%
 21,000,000      6.32%, 05/15/04, Interest (B)............................................        12,592,230
 14,000,000      6.35%, 11/15/04, Interest (B)............................................         8,118,586
 11,000,000      6.63%, 05/15/12, Interest (B)............................................         3,812,710
 30,000,000      6.70%, 11/15/15, Interest (B)............................................         8,165,970
                                                                                                ------------
                                                                                                  32,689,496
                                                                                                ------------

                      See Notes to Financial Statements.

--------------------

                        HIGH QUALITY BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.65%
$ 2,000,000      7.06%, 04/01/97, MTN.....................................................      $  2,010,618
    500,000      8.15%, 05/11/98..........................................................           527,245
  5,500,000      6.40%, 01/13/04..........................................................         5,437,295
  1,000,000      7.86%, 05/25/04, MTN.....................................................         1,042,930
  2,000,000      7.85%, 09/10/04..........................................................         2,101,120
  1,000,000      8.18%, 09/22/04, MTN.....................................................         1,027,379
  2,000,000      8.63%, 11/10/04..........................................................         2,159,158
  3,000,000      8.50%, 02/01/05..........................................................         3,234,180
                                                                                                ------------
                                                                                                  17,539,925
                                                                                                ------------
                 U.S. GOVERNMENT BACKED BONDS - 0.33%
    500,000      Farm Credit System Financial Assistance Corp.
                 9.45%, 11/21/03..........................................................           542,500
                                                                                                ------------
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.............................       124,117,838
                 (Cost $119,795,923)                                                            ------------

CORPORATE NOTES AND BONDS - 20.36%
                 FINANCIAL - 9.76%
  2,000,000      Associates Corp. of North America, MTN
                 7.40%, 05/03/02..........................................................         2,107,500
  3,000,000      Barclays North America Capital Corp.
                 9.75%, 05/15/21..........................................................         3,540,000
    250,000      Chubb Corp.
                 8.75%, 11/15/99..........................................................           266,563
  2,500,000      duPont (EI) deNemours & Co.
                 8.25%, 01/15/22..........................................................         2,728,125
    550,000      Ford Capital BV
                 9.50%, 06/01/10..........................................................           671,688
    300,000      Ford Motor Credit Co.
                 8.25%, 05/15/96..........................................................           303,825
    250,000      General Electric Capital Corp.
                 8.30%, 09/20/09..........................................................           290,000
  2,500,000      National Westminster Bancorp
                 9.38%, 11/15/03..........................................................         2,943,750
  3,000,000      Norwest Corp., MTN
                 7.65%, 03/15/05..........................................................         3,225,000
                                                                                                ------------
                                                                                                  16,076,451
                                                                                                ------------

                      See Notes to Financial Statements.

--------------------

                        HIGH QUALITY BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
                 CONSUMER STAPLES - 4.90%
$ 2,500,000      Anheuser- Busch Cos., Inc.
                 6.90%, 10/01/02..........................................................      $  2,553,125
  2,000,000      Coca Cola Enterprises, Inc.
                 7.00%, 11/15/99..........................................................         2,050,000
    250,000      Procter & Gamble Co.
                 8.50%, 08/10/09..........................................................           295,625
  3,000,000      Sara Lee Corp., MTN
                 7.40%, 03/22/02..........................................................         3,180,000
                                                                                                ------------
                                                                                                   8,078,750
                                                                                                ------------
                 TECHNOLOGY - 2.82%
  2,500,000      International Business Machines Corp.
                 7.25%, 11/01/02..........................................................         2,628,125
  1,750,000      International Business Machines Corp., Debenture
                 8.38%, 11/01/19..........................................................         2,014,688
                                                                                                ------------
                                                                                                   4,642,813
                                                                                                ------------
                 CONSUMER CYCLICALS - 2.73%
  2,000,000      Toys `R' Us, Inc., Debenture
                 8.75%, 09/01/21..........................................................         2,425,000
  2,000,000      Wal-Mart Stores, Inc., Debenture
                 7.25%, 06/01/13..........................................................         2,067,500
                                                                                                ------------
                                                                                                   4,492,500
                                                                                                ------------
                 OIL, GAS, AND PETROLEUM - 0.15%
    250,000      B.P. America, Inc.
                 10.15%, 03/15/96.........................................................           253,750
                                                                                                ------------
                 TOTAL CORPORATE NOTES AND BONDS..........................................        33,544,264
                 (Cost $30,982,796)                                                             ------------

FOREIGN BOND - 1.91%
  3,000,000      Province of Ontario
                 7.38%, 01/27/03..........................................................         3,146,250
                                                                                                ------------
                 TOTAL FOREIGN BOND.......................................................         3,146,250
                 (Cost $2,994,750)                                                              ------------

                      See Notes to Financial Statements.

--------------------

                        HIGH QUALITY BOND FUND
                        PORTFOLIO OF INVESTMENTS (CONTINUED)
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                                   VALUE
 PAR VALUE                                                                                        (NOTE 2)
 ---------                                                                                     --------------
REPURCHASE AGREEMENT - 0.84%
$ 1,377,652      Chase Securities, Inc.
                 5.75%, 11/01/95, Dated 10/31/95
                 Repurchase Price $1,377,872
                 (Collaterized by U.S. Treasury Note
                 5.88%, Due 1997, Total Par 1,385,000,
                 Market Value $1,409,238).................................................      $  1,377,652
                                                                                                ------------
                 TOTAL REPURCHASE AGREEMENT...............................................         1,377,652
                 (Cost $1,377,652)                                                              ------------

TOTAL INVESTMENTS - 98.46%................................................................       162,186,004
(Cost $155,151,121)                                                                             ------------

NET OTHER ASSETS AND LIABILITIES - 1.54%..................................................         2,537,301
                                                                                                ------------
NET ASSETS - 100.00%......................................................................      $164,723,305
                                                                                                ============

--------------------------------------------------------------------------------

(A)  Annualized yield at time of purchase.

(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payments representing interest only or principal only.

MTN  Medium Term Note

                      See Notes to Financial Statements.

--------------------


                        STATEMENTS OF ASSETS AND LIABILITIES
  THE GALAXY FUND       OCTOBER 31, 1995
--------------------

                                                                                       INTERMEDIATE
                                                                        SHORT-TERM     GOVERNMENT      CORPORATE     HIGH QUALITY
                                                                         BOND FUND     INCOME FUND     BOND FUND       BOND FUND
                                                                       ------------   -------------   ------------   -------------
ASSETS:
   Investments (Note 2)
      Investments at cost..........................................    $ 63,193,857   $ 243,035,256   $ 33,632,660   $ 153,773,469
      Repurchase agreements........................................       1,119,271      14,755,581      1,104,311       1,377,652
      Net unrealized appreciation (depreciation)...................       1,074,601       5,845,683      2,209,395       7,034,883
                                                                       ------------   -------------   ------------   -------------
         Total investments at value................................      65,387,729     263,636,520     36,946,366     162,186,004
   Cash............................................................         183,163         111,478             --          70,324
   Receivable for investments sold.................................              --              --          7,854              --
   Receivable for shares sold......................................          47,859         244,964             --         264,235
   Interest and dividend receivables...............................       1,142,072       3,025,586        682,290       2,864,079
   Receivable from Investment Adviser (Note 4).....................          33,516           1,146             --              --
   Deferred organizational expense (Note 2)........................           4,249              --         16,212           1,665
                                                                       ------------   -------------   ------------   -------------
         Total Assets..............................................      66,798,588     267,019,694     37,652,722     165,386,307
                                                                       ------------   -------------   ------------   -------------
LIABILITIES:
   Dividends payable...............................................          88,317         795,275             --         258,314
   Payable for investments purchased...............................              --              --        124,320              --
   Payable for shares redeemed.....................................           6,957         359,848             --         213,136
   Advisory fee payable (Note 3)...................................          30,540         132,512         17,325          75,760
   Payable to Fleet and affiliates (Note 3)........................           9,579          20,897         72,046          36,642
   Payable to FDISG (Note 3).......................................          12,594          55,115         16,292          24,596
   Trustees' fees and expenses payable (Note 3)....................           1,986           4,000          9,638           2,408
   Accrued expenses and other payables.............................          18,792          56,835         22,131          52,146
                                                                       ------------   -------------   ------------   -------------
         Total Liabilities.........................................         168,765       1,424,482        261,752         663,002
                                                                       ------------   -------------   ------------   -------------
NET ASSETS.........................................................    $ 66,629,823   $ 265,595,212   $ 37,390,970   $ 164,723,305
                                                                       ============   =============   ============   =============
NET ASSETS CONSIST OF:
   Par value (Note 5)..............................................    $      6,625   $      25,839   $      3,481   $      15,494
   Paid-in capital in excess of par value..........................      68,079,347     281,365,265     34,896,336     163,190,812
   Undistributed (overdistributed) net investment income...........          19,340         298,687         12,253          73,096
   Accumulated net realized gain (loss) on investments sold........      (2,550,090)    (21,940,262)       269,505      (5,590,980)
   Net unrealized appreciation (depreciation) of investments.......       1,074,601       5,845,683      2,209,395       7,034,883
                                                                       ------------   -------------   ------------   -------------
TOTAL NET ASSETS...................................................    $ 66,629,823   $ 265,595,212   $ 37,390,970   $ 164,723,305
                                                                       ============   =============   ============   =============
Retail Shares:
   Net Assets......................................................    $ 31,542,310   $  79,557,772   $         --   $  30,092,723
   Shares of beneficial interest outstanding.......................       3,136,057       7,740,020             --       2,830,538
   NET ASSET VALUE, offering and redemption price per share........    $      10.06   $       10.28   $         --   $       10.63
                                                                       ============   =============   ============   =============
Trust Shares:
   Net Assets......................................................    $ 35,087,513   $ 186,037,440   $ 37,390,970   $ 134,630,582
   Shares of beneficial interest outstanding.......................       3,488,539      18,099,094      3,480,710      12,662,975
   NET ASSET VALUE, offering and redemption price per share........    $      10.06   $       10.28   $      10.74   $       10.63
                                                                       ============   =============   ============   =============

                      See Notes to Financial Statements.

--------------------


                        STATEMENTS OF OPERATIONS
  THE GALAXY FUND       FOR THE YEAR ENDED OCTOBER 31, 1995
--------------------

                                                                                       INTERMEDIATE
                                                                        SHORT-TERM     GOVERNMENT      CORPORATE     HIGH QUALITY
                                                                         BOND FUND     INCOME FUND     BOND FUND(1)    BOND FUND
                                                                       ------------   -------------   ------------   -------------
INVESTMENT INCOME:
   Interest (Note 2)..............................................     $  4,243,446   $  19,755,482   $  2,390,890   $  10,654,687
   Dividends (Note 2).............................................           19,952          36,780          9,985          32,936
                                                                       ------------   -------------   ------------   -------------
         Total investment income..................................        4,263,398      19,792,262      2,400,875      10,687,623
                                                                       ------------   -------------   ------------   -------------
EXPENSES:
   Investment advisory fee (Note 3)...............................          489,757       2,084,499        234,490       1,116,150
   Administration fee (Note 3)....................................           57,153         244,446         27,410         130,250
   Custodian fee..................................................            7,942          11,359         17,461          10,097
   Fund accounting fee (Note 3)...................................           42,370          69,170         34,979          48,957
   Legal fee (Note 3).............................................            2,680          26,713          2,916           6,221
   Audit fee......................................................           11,943          12,366         10,944          12,366
   Transfer agent fee (Note 3)....................................           54,302         182,726          2,822         209,115
   Shareholder servicing fee (Note 3).............................           45,148         122,743             --          39,826
   Trustees' fees and expenses (Note 3)...........................            4,817           6,831         10,214           5,239
   Amortization of organization costs (Note 2)....................            3,639              --          3,485           6,570
   Reports to shareholders........................................           20,030          77,604         15,616          40,013
   Registration fees..............................................           10,298          23,388         33,505          11,660
   Insurance......................................................            1,401           9,853            534           4,131
   Miscellaneous..................................................            3,755          10,730          1,083           6,877
                                                                       ------------   -------------   ------------   -------------
         Total Expenses before reimbursement/waiver...............          755,235       2,882,428        395,459       1,647,472
         Less: Reimbursement/Waiver (Note 4)......................         (195,956)       (617,414)       (62,531)       (332,586)
                                                                       ------------   -------------   ------------   -------------
         Total Expenses net of reimbursement/waiver...............          559,279       2,265,014        332,928       1,314,886
                                                                       ------------   -------------   ------------   -------------
NET INVESTMENT INCOME.............................................        3,704,119      17,527,248      2,067,947       9,372,737
                                                                       ------------   -------------   ------------   -------------
NET REALIZED AND UNREALIZED
   GAIN(LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold...................         (421,060)     (2,953,843)       281,758      (2,232,295)
   Net change in unrealized appreciation (depreciation)
      of investments..............................................        2,480,497      19,422,871      2,209,395      18,291,500
                                                                       ------------   -------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS..........................................        2,059,437      16,469,028      2,491,153      16,059,205
                                                                       ------------   -------------   ------------   -------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS...............................     $  5,763,556   $  33,996,276   $  4,559,100   $  25,431,942
                                                                       ============   =============   ============   =============

--------------------------------------------------------------------------------

/(1)/ The Corporate Bond Fund commenced operations on December 12, 1994.

                      See Notes to Financial Statements.

--------------------



  THE GALAXY FUND       STATEMENTS OF CHANGES IN NET ASSETS
--------------------

                                                                                                        INTERMEDIATE GOVERNMENT
                                                                          SHORT-TERM BOND FUND               INCOME FUND
                                                                      ---------------------------   -----------------------------
                                                                         YEARS ENDED OCTOBER 31,        YEARS ENDED OCTOBER 31,
                                                                      ---------------------------   -----------------------------
                                                                           1995           1994           1995            1994
                                                                      ------------   ------------   -------------   -------------
NET ASSETS AT BEGINNING OF PERIOD.................................    $ 73,904,105   $ 85,211,128   $ 306,813,102   $ 447,358,784
                                                                      ------------   ------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income..........................................       3,704,119      3,779,478      17,527,248      20,979,424
   Net realized gain (loss) on investments sold...................        (421,060)    (2,093,517)     (2,953,843)    (18,667,645)
   Net change in unrealized appreciation (depreciation)
      of investments..............................................       2,480,497     (2,343,072)     19,422,871     (20,519,611)
                                                                      ------------   ------------   -------------   -------------
      Net increase (decrease) in net assets resulting
      from operations.............................................       5,763,556       (657,111)     33,996,276     (18,207,832)
                                                                      ------------   ------------   -------------   -------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
   Net investment income..........................................      (3,704,119)    (3,779,478)    (17,527,248)    (20,531,612)
   Dividends in excess of net investment income...................              --           (554)             --        (467,899)
   Net realized gain on investments...............................              --             --              --              --
   Dividends in excess of net realized gains on investments.......              --       (507,910)             --        (271,809)
                                                                      ------------   ------------   -------------   -------------
      Total Dividends.............................................      (3,704,119)    (4,287,942)    (17,527,248)    (21,271,320)
                                                                      ------------   ------------   -------------   -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (NOTE 5)..........      (9,333,719)    (6,361,970)    (57,686,918)   (101,066,530)
                                                                      ------------   ------------   -------------   -------------
      Net increase (decrease) in net assets.......................      (7,274,282)   (11,307,023)    (41,217,890)   (140,545,682)
                                                                      ------------   ------------   -------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)....................    $ 66,629,823   $ 73,904,105   $ 265,595,212   $ 306,813,102
                                                                      ============   ============   =============   =============
(A) Accumulated undistributed (overdistributed) net
   investment income:.............................................    $     19,340   $      5,011   $     298,687   $      36,267
                                                                      ============   ============   =============   =============

                      See Notes to Financial Statements.

--------------------



  THE GALAXY FUND       STATEMENTS OF CHANGES IN NET ASSETS
--------------------


                                                                        CORPORATE                 HIGH QUALITY BOND FUND
                                                                        BOND FUND            --------------------------------
                                                                  ---------------------           YEARS ENDED OCTOBER 31,
                                                                       PERIOD ENDED          --------------------------------
                                                                  OCTOBER 31, 1995/(1)/           1995              1994
                                                                  ---------------------      -------------      -------------
NET ASSETS AT BEGINNING OF PERIOD.............................        $         --           $ 145,429,196      $ 162,594,147
                                                                      ------------           -------------      -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income......................................           2,067,947               9,372,737          9,856,741
   Net realized gain (loss) on investments sold...............             281,758              (2,232,295)        (3,263,784)
   Net change in unrealized appreciation
      (depreciation) of investments...........................           2,209,395              18,291,500        (20,583,164)
                                                                      ------------           -------------      -------------
      Net increase (decrease) in net assets resulting
      from operations.........................................           4,559,100              25,431,942        (13,990,207)
                                                                      ------------           -------------      -------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
   Net investment income......................................          (2,067,947)             (9,354,716)        (9,838,837)
   Dividends in excess of net investment income...............                  --                 (18,021)           (18,362)
   Net realized gain on investments...........................                  --                      --           (785,499)
   Dividends in excess of
      net realized gains on investments.......................                  --                      --         (3,267,227)
                                                                      ------------           -------------      -------------
         Total Dividends......................................          (2,067,947)             (9,372,737)       (13,909,925)
                                                                      ------------           -------------      -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (NOTE 5)......          34,899,817               3,234,904         10,735,181
                                                                      ------------           -------------      -------------
      Net increase (decrease) in net assets...................          37,390,970              19,294,109        (17,164,951)
                                                                      ------------           -------------      -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)................        $ 37,390,970           $ 164,723,305      $ 145,429,196
                                                                      ============           =============      =============
(A) Accumulated undistributed (overdistributed)
         net investment income:...............................        $     12,253               $  73,096      $     (18,021)
                                                                      ============           =============      =============

--------------------------------------------------------------------------------

/(1)/ The Corporate Bond Fund commenced operations on December 12, 1994.

                      See Notes to Financial Statements.

--------------------

                        SHORT-TERM BOND FUND
                        FINANCIAL HIGHLIGHTS
  THE GALAXY FUND       FOR A RETAIL AND TRUST SHARE OUTSTANDING
--------------------    THROUGHOUT EACH PERIOD.

RETAIL SHARES

                                                                                        YEARS ENDED OCTOBER 31,
                                                                      -----------------------------------------------------------
                                                                         1995           1994          1993/(2)/      1992/(1)(2)/
                                                                      ------------   ------------   -------------   -------------
Net Asset Value, Beginning of period..............................      $   9.73       $  10.30        $  10.09        $  10.00
                                                                        --------       --------        --------        --------
Income from Investment Operations:
   Net investment income (A)......................................          0.55           0.44            0.47            0.42
   Net realized and unrealized gain (loss)
      on investments..............................................          0.33          (0.51)           0.22            0.09
                                                                        --------       --------        --------        --------
      Total from Investment Operations:...........................          0.88          (0.07)           0.69            0.51
                                                                        --------       --------        --------        --------
Less Dividends:
   Dividends from net investment income...........................         (0.55)         (0.44)          (0.47)          (0.42)
   Dividends from net realized capital gains......................            --             --           (0.01)             --
   Dividends in excess of
      net realized capital gains..................................            --          (0.06)             --              --
                                                                        --------       --------        --------        --------
      Total Dividends:............................................         (0.55)         (0.50)          (0.48)          (0.42)
                                                                        --------       --------        --------        --------
Net increase (decrease) in net asset value........................          0.33          (0.57)           0.21            0.09
                                                                        --------       --------        --------        --------
Net Asset Value, End of period....................................      $  10.06       $   9.73        $  10.30        $  10.09
                                                                        ========       ========        ========        ========

Total Return......................................................          9.28%         (0.68)%          6.98%           5.21%**

Ratios/Supplemental Data
Net Assets, End of period (000's).................................      $ 31,542       $ 34,061        $ 85,211        $ 57,403
Ratios to average net assets:
   Net investment income including reimbursement/waiver...........          5.54%          4.43%           4.51%           5.77%*
   Operating expenses including reimbursement/waiver..............          0.99%          0.93%           0.86%           0.90%*
   Operating expenses excluding reimbursement/waiver..............          1.32%          1.14%           1.06%           1.20%*
Portfolio Turnover Rate...........................................           289%           233%            100%            114%**

--------------------------------------------------------------------------------

    * Annualized

   ** Not annualized

/(1)/ The Fund commenced operations on December 30, 1991.

/(2)/ For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. (See note 5)

/(A)/ Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                     Years ended October 31,
                                     -----------------------------------------------------
                                       1995          1994         1993/(2)/      1992/(2)/
                                     -------       -------        ---------      ---------
      Retail Shares..............    $  0.52       $  0.42        $  0.45        $  0.40
      Trust Shares...............       0.54          0.42           0.45           0.40

                      See Notes to Financial Statements.

TRUST SHARES

                                                                                        YEARS ENDED OCTOBER 31,
                                                                      -----------------------------------------------------------
                                                                         1995           1994          1993/(2)/      1992/(1)(2)/
                                                                      ------------   ------------   -------------   -------------
Net Asset Value, Beginning of period..............................       $   9.73       $  10.30       $  10.09        $  10.00
                                                                         --------       --------       --------        --------
Income from Investment Operations:
   Net investment income (A)......................................           0.57           0.44           0.47            0.42
   Net realized and unrealized gain (loss)
      on investments..............................................           0.33          (0.51)          0.22            0.09
                                                                         --------       --------       --------        --------
      Total from Investment Operations:...........................           0.90          (0.07)          0.69            0.51
                                                                         --------       --------       --------        --------
Less Dividends:
   Dividends from net investment income...........................          (0.57)         (0.44)         (0.47)          (0.42)
   Dividends from net realized capital gains......................             --             --          (0.01)             --
   Dividends in excess of
      net realized capital gains..................................             --          (0.06)            --              --
                                                                         --------       --------       --------        --------
      Total Dividends:............................................          (0.57)         (0.50)         (0.48)          (0.42)
                                                                         --------       --------       --------        --------
Net increase (decrease) in net asset value........................           0.33          (0.57)          0.21            0.09
                                                                         --------       --------       --------        --------
Net Asset Value, End of period....................................       $  10.06       $   9.73       $  10.30        $  10.09
                                                                         ========       ========       ========        ========

Total Return......................................................           9.55%         (0.66)%         6.98%           5.21%**

Ratios/Supplemental Data
Net Assets, End of period (000's).................................       $ 35,088       $ 39,843       $ 85,211        $ 57,403
Ratios to average net assets:
   Net investment income including reimbursement/waiver...........           5.79%          4.45%          4.51%           5.77%*
   Operating expenses including reimbursement/waiver..............           0.74%          0.91%          0.86%           0.90%*
   Operating expenses excluding reimbursement/waiver..............           1.02%          1.11%          1.06%           1.20%*
Portfolio Turnover Rate...........................................            289%           233%           100%            114%**

--------------------
                        INTERMEDIATE GOVERNMENT INCOME FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL AND TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

RETAIL SHARES

                                                                                YEARS ENDED OCTOBER 31,
                                                         --------------------------------------------------------------------
                                                           1995           1994         1993/(1)/      1992/(1)/      1991/(1)/
                                                         --------       --------       ---------      ---------      --------
Net Asset Value, Beginning of period.................    $   9.68       $  10.72       $   10.83      $   10.46      $   9.73
                                                         --------       --------       ---------      ---------      --------
Income from Investment Operations:
   Net investment income (A).........................        0.61           0.57            0.65           0.71          0.73
   Net realized and unrealized gain (loss)
      on investments.................................        0.60          (1.03)           0.10           0.40          0.71
                                                         --------       --------       ---------      ---------      --------
         Total from Investment Operations:...........        1.21          (0.46)           0.75           1.11          1.44
                                                         --------       --------       ---------      ---------      --------
Less Dividends:
   Dividends from net investment income..............       (0.61)         (0.56)          (0.64)         (0.74)        (0.71)
   Dividends in excess of net
      investment income..............................          --          (0.01)          (0.03)            --            --
   Dividends from net realized capital gains.........          --             --           (0.19)            --            --
   Dividends in excess of
      net realized capital gains.....................          --          (0.01)             --             --            --
                                                         --------       --------       ---------      ---------      --------
         Total Dividends:............................       (0.61)         (0.58)          (0.86)         (0.74)        (0.71)
                                                         --------       --------       ---------      ---------      --------
Net increase (decrease) in net asset value...........        0.60          (1.04)          (0.11)          0.37          0.73
                                                         --------       --------       ---------      ---------      --------
Net Asset Value, End of period.......................    $  10.28       $   9.68       $   10.72      $   10.83      $  10.46
                                                         ========       ========       =========      =========      ========

Total Return.........................................       12.85%        (4.42)%           7.06%         10.95%        15.35%

Ratios/Supplemental Data:
Net Assets, End of period (000's)....................    $ 79,558       $ 94,669       $ 447,359      $ 199,135      $ 99,942
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver...........................        6.10%          5.58%           6.03%          6.52%         7.25%
   Operating expenses including
      reimbursement/waiver...........................        1.02%          0.78%           0.80%          0.80%         0.96%
   Operating expenses excluding
      reimbursement/waiver...........................        1.26%          0.99%           1.00%          0.94%         0.96%
Portfolio Turnover...................................         145%           124%            153%           103%          150%

--------------------------------------------------------------------------------

/(1)/ For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. (See note 5)

/(A)/ Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                            Years ended October 31,
                                     ---------------------------------------------------------------------
                                       1995        1994/(1)/      1993/(1)/      1992/(1)/       1991/(1)/
                                     -------       ---------      ---------      ---------       ---------
      Retail Shares..............    $  0.58       $  0.54        $  0.63        $  0.70         $  0.73
      Trust Shares...............       0.62          0.54           0.63           0.70            0.73

                      See Notes to Financial Statements.

TRUST SHARES

                                                                               YEARS ENDED OCTOBER 31,
                                                         ---------------------------------------------------------------------
                                                           1995           1994         1993/(1)/      1992/(1)/      1991/(1)/
                                                         --------       --------       ---------      ---------      ---------
Net Asset Value, Beginning of period.................    $   9.68       $  10.72       $  10.83       $  10.46       $   9.73
                                                         --------       --------       --------       --------       --------
Income from Investment Operations:
   Net investment income (A).........................        0.64           0.57           0.65           0.71           0.73
   Net realized and unrealized gain (loss)
      on investments.................................        0.60          (1.03)          0.10           0.40           0.71
                                                         --------       --------       --------       --------       --------
         Total from Investment Operations:...........        1.24          (0.46)          0.75           1.11           1.44
                                                         --------       --------       --------       --------       --------
Less Dividends:
   Dividends from net investment income..............       (0.64)         (0.56)         (0.64)         (0.74)         (0.71)
   Dividends in excess of net
      investment income..............................          --          (0.01)         (0.03)            --             --
   Dividends from net realized capital gains.........          --             --          (0.19)            --             --
   Dividends in excess of
      net realized capital gains.....................          --          (0.01)            --             --             --
                                                         --------       --------       --------       --------       --------
         Total Dividends:............................       (0.64)         (0.58)         (0.86)         (0.74)         (0.71)
                                                         --------       --------       --------       --------       --------
Net increase (decrease) in net asset value...........        0.60          (1.04)         (0.11)          0.37           0.73
                                                         --------       --------       --------       --------       --------
Net Asset Value, End of period.......................    $  10.28       $   9.68       $  10.72       $  10.83       $  10.46
                                                         ========       ========       ========       ========       ========

Total Return.........................................       13.18%         (4.39)%         7.06%         10.95%         15.35%

Ratios/Supplemental Data:
Net Assets, End of period (000's)....................    $186,037       $212,144       $447,359       $199,135       $ 99,942
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver...........................        6.39%          5.61%          6.03%          6.52%          7.25%
   Operating expenses including
      reimbursement/waiver...........................        0.73%          0.75%          0.80%          0.80%          0.96%
   Operating expenses excluding
      reimbursement/waiver...........................        0.94%          0.95%          1.00%          0.94%          0.96%
Portfolio Turnover...................................         145%           124%           153%           103%           150%

--------------------
                        CORPORATE BOND FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A TRUST SHARE OUTSTANDING THROUGHOUT
  THE GALAXY FUND       THE PERIOD.
--------------------

TRUST SHARES

                                                                                         PERIOD ENDED
                                                                                    OCTOBER 31, 1995/(1)/
                                                                                    ---------------------
Net Asset Value, Beginning of period........................................               $  10.00
                                                                                           --------
Income from Investment Operations:
   Net investment income (A)................................................                   0.61
   Net realized and unrealized gain (loss) on investments...................                   0.74
                                                                                           --------
      Total from Investment Operations:.....................................                   1.35
                                                                                           --------
 Less Dividends:
   Dividends from net investment income.....................................                  (0.61)
   Dividends from net realized capital gains................................                     --
                                                                                           --------
      Total Dividends:......................................................                  (0.61)
                                                                                           --------
Net increase (decrease) in net asset value..................................                   0.74
                                                                                           --------
Net Asset Value, End of period..............................................               $  10.74
                                                                                           ========

Total Return................................................................                  13.85%**

Ratios/Supplemental Data:
Net Assets, End of period (000's)...........................................               $ 37,391
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver..................................................                   6.61%*
   Operating expenses including
      reimbursement/waiver..................................................                   1.06%*
   Operating expenses excluding
      reimbursement/waiver..................................................                   1.26%*
Portfolio Turnover Rate.....................................................                     41%**

--------------------------------------------------------------------------------

    * Annualized

   ** Not Annualized

/(1)/ The Fund commenced operations on December 12, 1994.

/(A)/ Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the period ended October 31, 1995 was $0.57.

                      See Notes to Financial Statements.

--------------------
                        HIGH QUALITY BOND FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A RETAIL SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

RETAIL SHARES

                                                                               YEARS ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------------
                                                           1995           1994         1993/(2)/      1992/(2)/      1991/(1)(2)/
                                                         --------       --------       ---------      ---------      ------------
Net Asset Value, Beginning of period................     $   9.54       $  11.37       $   10.60      $   10.35       $  10.00
                                                         --------       --------       ---------      ---------       --------
Income from Investment Operations:
   Net investment income (A)........................         0.62           0.64            0.66           0.68           0.64
   Net realized and unrealized gain (loss)
      on investments................................         1.09          (1.56)           0.93           0.36           0.33
                                                         --------       --------       ---------      ---------       --------
         Total from Investment Operations:..........         1.71          (0.92)           1.59           1.04           0.97
                                                         --------       --------       ---------      ---------       --------
Less Dividends:
   Dividends from net investment income.............        (0.62)         (0.64)          (0.66)         (0.71)         (0.62)
   Dividends from net realized capital gains........           --             --           (0.16)         (0.08)            --
   Dividends in excess of
      net realized capital gains....................           --          (0.27)             --             --             --
                                                         --------       --------       ---------      ---------       --------
         Total Dividends:...........................        (0.62)         (0.91)          (0.82)         (0.79)         (0.62)
                                                         --------       --------       ---------      ---------       --------
Net increase (decrease) in net asset value..........         1.09          (1.83)           0.77           0.25           0.35
                                                         --------       --------       ---------      ---------       --------
Net Asset Value, End of period......................     $  10.63       $   9.54       $   11.37      $   10.60       $  10.35
                                                         ========       ========       =========      =========       ========

Total Return........................................        18.46%         (8.41)%         15.63%         10.32%         10.04%**

Ratios/Supplemental Data:
Net Assets, End of period (000's)...................     $ 30,093       $ 26,654       $ 162,594      $ 108,774       $ 57,580
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver..........................         6.16%          6.25%           5.98%          6.55%          7.25%*
   Operating expenses including
      reimbursement/waiver..........................         1.02%          0.81%           0.76%          0.87%          0.95%*
   Operating expenses excluding
      reimbursement/waiver..........................         1.26%          1.02%           0.96%          0.94%          0.95%*
Portfolio Turnover Rate.............................          110%           108%            128%           121%           145%**

--------------------------------------------------------------------------------

    * Annualized

   ** Not Annualized

/(1)/ The Fund commenced operations on December 14, 1990.

/(2)/ For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. (See note 5)

/(A)/ Net investment income per share for Retail Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995, 1994, 1993 , 1992 and 1991 were $0.59, $0.62, $0.63, $0.67and $0.64, respectively.

                      See Notes to Financial Statements.

--------------------
                        HIGH QUALITY BOND FUND
                        FINANCIAL HIGHLIGHTS
                        FOR A TRUST SHARE OUTSTANDING
  THE GALAXY FUND       THROUGHOUT EACH PERIOD.
--------------------

TRUST SHARES

                                                                               YEARS ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------------
                                                           1995           1994         1993/(2)/      1992/(2)/      1991/(1)(2)/
                                                         --------       --------       ---------      ---------      ------------
Net Asset Value, Beginning of period.................    $   9.54       $  11.37       $  10.60       $  10.35        $  10.00
                                                         --------       --------       --------       --------        --------
Income from Investment Operations:
   Net investment income (A).........................        0.64           0.65           0.66           0.68            0.64
   Net realized and unrealized gain (loss)
      on investments.................................        1.09          (1.56)          0.93           0.36            0.33
                                                         --------       --------       --------       --------        --------
         Total from Investment Operations:...........        1.73          (0.91)          1.59           1.04            0.97
                                                         --------       --------       --------       --------        --------
Less Dividends:
   Dividends from net investment income..............       (0.64)         (0.65)         (0.66)         (0.71)          (0.62)
   Dividends from net realized capital gains.........          --             --          (0.16)         (0.08)             --
   Dividends in excess of
      net realized capital gains.....................          --          (0.27)            --             --              --
                                                         --------       --------       --------       --------        --------
         Total Dividends:............................       (0.64)         (0.92)         (0.82)         (0.79)          (0.62)
                                                         --------       --------       --------       --------        --------
Net increase (decrease) in net asset value...........        1.09          (1.83)          0.77           0.25            0.35
                                                         --------       --------       --------       --------        --------
Net Asset Value, End of period.......................    $  10.63       $   9.54       $  11.37       $  10.60        $  10.35
                                                         ========       ========       ========       ========        ========

Total Return.........................................       18.66%         (8.39)%        15.63%         10.32%          10.04%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)....................    $134,631       $118,776       $162,594       $108,774        $ 57,580
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver...........................        6.33%          6.28%          5.98%          6.55%           7.25%*
   Operating expenses including
      reimbursement/waiver...........................        0.85%          0.78%          0.76%          0.87%           0.95%*
   Operating expenses excluding
      reimbursement/waiver...........................        1.07%          0.98%          0.96%          0.94%           0.95%*
Portfolio Turnover Rate..............................         110%           108%           128%           121%            145%**

--------------------------------------------------------------------------------

    * Annualized

   ** Not Annualized

/(1)/ The Fund commenced operations on December 14, 1990.

/(2)/ For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. (See note 5)

/(A)/ Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1995 , 1994 , 1993 , 1992 and 1991 were $0.62, $0.63, $0.63, $0.67and $0.64, respectively.

                      See Notes to Financial Statements.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS
--------------------

1.  ORGANIZATION

    The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income (formerly Intermediate Bond), Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

    Each Fund is authorized to issue two series of shares (Trust Shares and Retail Shares). Trust Shares and Retail Shares are substantially the same, except that, effective as of October 1, 1994, each series bears the following series specific expenses: shareholder servicing fees and transfer agent charges. As of October 31, 1995, the Corporate Bond Fund had issued only Trust Shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

    PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities sold are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series based upon the relative net assets of each series.

    DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income tax provision is required.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

    REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian (or sub-custodian) in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The investment adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributed to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

    In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

    ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.  INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND OTHER FEES

    The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Funds.

    The Trust and First Data Investor Sevices Group Inc., ("FDISG"), (formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial) a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee that is computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion. In addition, FDISG also provides a certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fee arrangements, FDISG compensates the Trust's custodian bank for its

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

sevices. Prior to March 31, 1995, the administration, fund accounting, custody administration and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On that date, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

    Prior to March 1, 1994, 440 Financial Group of Worcester, Inc. was entitled to receive administration fees, computed daily and paid monthly, at an annual rate of 0.078% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust plus 0.073% of combined average daily net assets in excess of $2.5 billion.

    Effective October 1, 1994, the Trust implemented a shareholder services plan ("Services Plan") with respect to Retail Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail Shares at an annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail Shares beneficially owned by such customers.

    Effective October 1, 1994, the Retail Shares and Trust Shares of the Funds bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, effective November 1, 1994, Trust Shares also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Trust Company, an affiliate of the Investment Adviser, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the year ended October 31, 1995, transfer agent charges for each series were as follows:

FUND                                                      RETAIL        TRUST
----                                                      ------        -----
Short-Term Bond...................................       $ 48,421     $  5,881
Intermediate Government Income....................        148,331       34,395
Corporate Bond....................................             --        2,822
High Quality Bond.................................         46,182      162,933

    440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc., and an indirect wholly-owned subsidiary of State Mutual. Prior to March 1, 1994, Allmerica Investments, Inc., a wholly-owned subsidiary of State Mutual, served as the Trust's distributor.

    Certain officers of the Trust may be officers of the Administrator and/or the Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee, or employee of the Trust. Effective May 26, 1995, each Trustee is entitled to receive for services as a trustee of the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP is entitled to an additional annual fee of $4,000 and the President and Treasurer of the Trust and VIP is entitled to an additional annual fee of $2,500 for their services in these capacities. These fees are allocated among the Funds of the Trust and VIP based on their relative net assets.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

    Expenses for the year ended October 31, 1995 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary to the Trust.

4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    The Investment Adviser voluntarily agreed to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements. For the year ended October 31, 1995, the Investment Adviser waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                       FEES WAIVED BY        REIMBURSEMENT BY
FUND                                 INVESTMENT ADVISER     INVESTMENT ADVISER
----                                 ------------------     ------------------
Short-Term Bond....................      $ 130,602              $  65,354
Intermediate
   Government Income...............        557,058                 60,356
Corporate Bond.....................         62,531                     --
High Quality Bond..................        297,640                 34,946

5.  SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty classes of shares generally consisting of two series including: Class L - Series 1 and Class L - Series 2 - Short-Term Bond Fund; Class D and Class D - Special Series 1 - Intermediate Government Income Fund; Class T - Series 1 and Class T - Series 2 - Corporate Bond Fund; and Class J - Series 1 and Class J -Series 2 - High Quality Bond Fund. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that effective October 1, 1994, Retail Shares bear the expense of payments under the Services Plan and Trust Shares and Retail Shares bear series specific transfer agent charges), and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

The following is a summary of transactions in portfolio shares and dividends to shareholders for the year ended October 31, 1995 (by series for each Fund) and for the year ended October 31, 1994 (in the aggregate):

TRANSACTIONS IN PORTFOLIO SHARES:

SHORT-TERM BOND:                                   SHARE ACTIVITY                                 DOLLAR AMOUNTS
                                     -----------------------------------------    ---------------------------------------------
                                             YEAR ENDED                                     YEAR ENDED
                                          OCTOBER 31, 1995         YEAR ENDED            OCTOBER 31, 1995           YEAR ENDED
                                     --------------------------    OCTOBER 31,    ------------------------------    OCTOBER 31,
                                        RETAIL         TRUST          1994           RETAIL            TRUST           1994
                                     -----------    -----------    -----------    -------------    -------------   -------------
Sold...............................     809,377      1,020,628      4,039,061     $  8,050,740     $ 10,145,423    $ 40,766,159
Issued to shareholders in
  reinvestment of dividends........     132,385        137,810        320,334        1,308,564        1,360,406       3,199,455
Repurchased........................  (1,305,939)    (1,764,334)    (5,037,575)     (12,823,541)     (17,375,311)    (50,327,584)
                                     -----------    -----------    -----------    -------------    -------------   -------------
Net increase (decrease) in
  shares outstanding...............    (364,177)      (605,896)      (678,180)    $ (3,464,237)    $ (5,869,482)   $ (6,361,970)
                                     ===========    ===========    ===========    =============    =============   =============

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

INTERMEDIATE GOVERNMENT INCOME:                    SHARE ACTIVITY                                 DOLLAR AMOUNTS
                                     -----------------------------------------    ---------------------------------------------
                                             YEAR ENDED                                     YEAR ENDED
                                          OCTOBER 31, 1995         YEAR ENDED            OCTOBER 31, 1995           YEAR ENDED
                                     --------------------------    OCTOBER 31,    ------------------------------    OCTOBER 31,
                                        RETAIL         TRUST          1994           RETAIL            TRUST           1994
                                     -----------    -----------    -----------    -------------    -------------   -------------
Sold...............................     804,775      2,266,661      5,498,756      $ 8,076,188     $ 22,701,923    $  56,371,490
Issued to shareholders in
  reinvestment of dividends........     346,569        401,560        981,890        3,456,642        4,002,421        9,932,422
Repurchased........................  (3,194,928)    (6,493,207)   (16,521,419)     (31,399,298)     (64,524,794)    (167,370,442)
                                     -----------    -----------    -----------    -------------    -------------   -------------
Net increase (decrease) in
  shares outstanding...............  (2,043,584)    (3,824,986)   (10,040,773)    $(19,866,468)    $(37,820,450)   $(101,066,530)
                                     ===========    ===========    ===========    =============    =============   =============

CORPORATE BOND:                      SHARE ACTIVITY               DOLLAR AMOUNTS
                                    -----------------            -----------------
                                      PERIOD ENDED                 PERIOD ENDED
                                    OCTOBER 31, 1995*            OCTOBER 31, 1995*
                                    -----------------            -----------------
                                         TRUST                         TRUST
                                    -----------------            -----------------
Sold...............................         3,956,883                $  39,666,165
Issued to shareholders in
  reinvestment of dividends........           195,224                    2,040,905
Repurchased........................          (671,397)                  (6,807,253)
                                    -----------------            -----------------
Net increase (decrease) in
  shares outstanding...............         3,480,710                $  34,899,817
                                    =================            =================

HIGH QUALITY BOND:                                 SHARE ACTIVITY                                 DOLLAR AMOUNTS
                                     -----------------------------------------    ---------------------------------------------
                                             YEAR ENDED                                     YEAR ENDED
                                          OCTOBER 31, 1995         YEAR ENDED            OCTOBER 31, 1995           YEAR ENDED
                                     --------------------------    OCTOBER 31,    ------------------------------    OCTOBER 31,
                                        RETAIL         TRUST          1994           RETAIL            TRUST           1994
                                     -----------    -----------    -----------    -------------    -------------   -------------
Sold...............................      788,979      3,623,670      6,146,181      $ 8,003,866    $  36,501,865    $ 64,197,582
Issued to shareholders in
  reinvestment of dividends........      112,202        534,027      1,031,305        1,132,273        5,380,120      10,780,225
Repurchased........................     (864,201)    (3,943,913)    (6,230,003)      (8,535,985)     (39,247,235)    (64,242,626)
                                     -----------    -----------    -----------    -------------    -------------   -------------
Net increase (decrease) in
  shares outstanding...............       36,980        213,784        947,483      $   600,154     $  2,634,750    $ 10,735,181
                                     ===========    ===========    ===========    =============    =============   =============

*  The Corporate Bond Fund commenced operations on December 12, 1994.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

DIVIDENDS TO SHAREHOLDERS:                       SHORT-TERM BOND                          INTERMEDIATE GOVERNMENT INCOME
                                     -----------------------------------------    ---------------------------------------------
                                             YEAR ENDED                                     YEAR ENDED
                                          OCTOBER 31, 1995         YEAR ENDED            OCTOBER 31, 1995           YEAR ENDED
                                     --------------------------    OCTOBER 31,    ------------------------------    OCTOBER 31,
                                        RETAIL         TRUST          1994           RETAIL            TRUST           1994
                                     -----------    -----------    -----------    -------------    -------------   -------------
Net investment income..............  $(1,667,283)   $(2,036,836)   $(3,779,478)   $  (4,989,851)   $ (12,537,397)  $ (20,531,612)
Dividends in excess of
  net investment income............           --             --           (554)              --               --        (467,899)
Dividends in excess of net
  realized gain on investments.....           --             --       (507,910)              --               --        (271,809)
                                     -----------    -----------    -----------    -------------    -------------   -------------
  Total Dividends..................  $(1,667,283)   $(2,036,836)   $(4,287,942)   $  (4,989,851)   $ (12,537,397)  $ (21,271,320)
                                     ===========    ===========    ===========    =============    =============   =============

                                     CORPORATE BOND                         HIGH QUALITY BOND
                                    -----------------         ----------------------------------------------
                                      PERIOD ENDED                     YEAR ENDED
                                    OCTOBER 31, 1995*               OCTOBER 31, 1995            YEAR ENDED
                                    -----------------         -----------------------------     OCTOBER 31,
                                         TRUST                    RETAIL          TRUST            1994
                                    -----------------         -------------   -------------   --------------
Net investment income..............  $     (2,067,947)        $  (1,631,664)  $  (7,723,052)  $   (9,838,837)
Dividends in excess of
  net investment income............                --                (3,143)        (14,878)         (18,362)
Net realized gain on investments...                --                    --              --         (785,499)
Dividends in excess of net
  realized gain on investments.....                --                    --              --       (3,267,227)
                                    -----------------         -------------   -------------   --------------
  Total Dividends..................  $     (2,067,947)        $  (1,634,807)  $  (7,737,930)  $  (13,909,925)
                                    =================         =============   =============   ==============

* The Corporate Bond Fund commenced operations on December 12, 1994.

6.  PURCHASES AND SALES OF SECURITIES

    The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1995 were as follows:

                                                                PURCHASES                            SALES
                                                     ------------------------------     ------------------------------
FUND                                                   GOVERNMENT          OTHER          GOVERNMENT          OTHER
------------------------------------------------     -------------     ------------     -------------     ------------
Short-Term Bond.................................     $ 127,539,195     $  3,746,438     $ 122,607,689     $ 10,463,700
Intermediate Government Income..................       273,022,689      115,134,578       304,346,406      143,848,600
Corporate Bond..................................        13,601,290       32,619,640         6,504,602        6,380,222
High Quality Bond...............................       150,298,578        9,960,970       145,696,793        7,751,536

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation),and cost for all securities as computed on a Federal income tax basis, at October 31, 1995 for each Fund is as follows:

FUND                                         APPRECIATION         (DEPRECIATION)
----                                         ------------         --------------
Short-Term Bond..........................    $  1,106,312         $    (46,320)
Intermediate Government
 Income..................................       6,530,489             (684,806)
Corporate Bond...........................       2,213,511               (4,116)
High Quality Bond........................       7,829,328             (796,789)

FUND                                              NET                 COST
----                                              ---                 ----
Short-Term Bond..........................    $  1,059,992         $ 64,327,737
Intermediate Government
 Income..................................       5,845,683          257,790,837
Corporate Bond...........................       2,209,395           34,736,971
High Quality Bond........................       7,032,539          155,153,465

At October 31, 1995 the following Funds had capital loss carryforwards:

FUND                                             AMOUNT             EXPIRATION
----                                             ------             ----------
Short-Term Bond..........................    $  2,061,577              2002
                                                  473,903              2003

Intermediate Government
Income...................................      18,723,999              2002
                                                3,216,263              2003

High Quality Bond........................       2,590,214              2002
                                                2,998,422              2003

7.  ACQUISITION OF THE SHAWMUT FUNDS

    At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Under the Agreement, all of the assets and liabilities of the Shawmut Limited Term Income Fund, the Shawmut Intermediate Government Income Fund and the Shawmut Fixed Income Fund were transferred to the Galaxy Short-Term Bond Fund, the Galaxy Intermediate Government Income Fund and the Galaxy Corporate Bond Fund, respectively, in exchange for shares of the Galaxy Short-Term Bond Fund, the Galaxy Intermediate Government Income Fund and Trust Shares of the Galaxy Corporate Bond Fund, respectively. Accordingly, the net assets of the Shawmut Short-Term Bond Fund, the Shawmut Intermediate Government Income Fund and the Shawmut Fixed Income Fund, respectively were exchanged for 769,927 Retail Shares and 3,042,900 Trust Shares of the Galaxy Short-Term Bond Fund, 1,010,018 Retail Shares and 4,449,125 Trust Shares of Galaxy Intermediate Income Fund and 8,188,057 Trust Shares of the Galaxy Corporate Bond Fund, respectively. The reorganization, which qualified as a tax-free reorganization for Federal income tax purposes, was completed on December 4, 1995 following approval of the reorganization by The Shawmut Fund Shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation associated with the transaction:

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

                                                                           Before Acquisition              After Acquisition
                                                                    --------------------------------       -----------------
                                                                       Galaxy              Shawmut               Galaxy
                                                                     Short Term         Limited Term           Short Term
                                                                        Bond               Income                 Bond
                                                                     ----------         ------------           ----------
Net Assets...............................................           $ 67,193,642        $ 38,592,419         $  105,786,061
Shares outstanding.......................................              6,639,613           4,010,158             10,452,440
Retail Net Asset Value, per share........................           $      10.12        $       9.63         $        10.12
Trust Net Asset Value, per share.........................           $      10.12        $       9.62         $        10.12
Unrealized Appreciation..................................           $  1,401,348        $    520,971

                                                                           Before Acquisition              After Acquisition
                                                                   ---------------------------------       -----------------
                                                                       Galaxy              Shawmut               Galaxy
                                                                    Intermediate        Intermediate          Intermediate
                                                                     Government          Government            Government
                                                                       Income              Income                Income
                                                                    ------------        ------------          ------------
Net Assets...............................................          $ 268,704,491        $ 56,676,793         $  325,381,284
Shares outstanding.......................................             25,878,466           5,718,050             31,337,609
Retail and Trust Net Asset Value, per share..............          $       10.38        $       9.91         $        10.38
Unrealized Appreciation..................................          $   8,182,521        $  1,253,530

                                                                           Before Acquisition              After Acquisition
                                                                    --------------------------------       -----------------
                                                                       Galaxy              Shawmut               Galaxy
                                                                      Corporate             Fixed               Corporate
                                                                        Bond               Income                 Bond
                                                                      ---------            -------              ---------
Net Assets...............................................           $ 37,891,079        $ 88,144,360         $  126,035,439
Shares outstanding.......................................              3,518,577           8,818,538             11,706,634
Retail and Trust Net Asset Value, per share..............           $      10.77        $      10.00         $        10.77
Unrealized Appreciation..................................           $  2,501,831        $  1,370,661

8.  IMPOSITION OF FRONT-END SALES LOAD

Effective December 1, 1995, the public offering price for Retail Shares of the Funds will be the sum of the Net Asset Value of the Retail Shares purchased plus, if applicable, a maximum 3.75% front-end sales charge. Reduced sales charges are available. No sales charge will be assessed on certain transactions and/or investors, including purchases by persons who were beneficial owners of shares of Galaxy or any other funds advised by Fleet Investment Advisors Inc. or its affiliates before December 1, 1995.

--------------------



  THE GALAXY FUND       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------

TAX INFORMATION (UNAUDITED):

    During the fiscal year ended October 31, 1995, the following Funds earned income from direct obligations of the U.S. Government:

                                                               U.S. GOVERNMENT
FUND                                                               INCOME
----                                                           ---------------
Short Term Bond.........................................            65.31%
Intermediate Government Income..........................             9.70%
Corporate Bond..........................................            12.88%
High Quality Bond.......................................            61.19%

Appropriate tax information detailing the government income percentages on a calendar year basis will accompany your year end statement. As each state's rules on the exemption of this income differs, please consult your tax advisor regarding specific tax treatment.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Galaxy Fund:

    We have audited the accompanying statements of assets and liabilities of the Short-Term Bond Fund, Corporate Bond Fund, Intermediate Government Income Fund (formerly Intermediate Bond Fund) and High Quality Bond Fund (four series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1995, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy Fund as of October 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                       Coopers & Lybrand L.L.P.
December 8, 1995

--------------------


    SHAREHOLDER
     SERVICES
--------------------

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, statement savings, NOW or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assume a profit and does not protect against loss in declining markets.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

INFORMATION

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology. Timely, comprehensive mutual fund account statements offer status reports on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can appear on your regular bank account statement.

INVESTMENT SPECIALISTS

In many Fleet branch offices you can visit one-on-one with an Investment Specialist* whose main concern is that you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0413 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

--------------------------------------------------------------------------------

Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.

* Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, or 440 Financial Distributors, Inc., member NASD and SIPC.


"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

                      This page left blank intentionally.

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc. or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

                      [RECYCLED PAPER LOGO APPEARS HERE]

                  This report was printed on recycled paper.


                                   TRUSTEES
                                 AND OFFICERS

                              Dwight E. Vicks, Jr.
                             Chairman and Trustee

                                John T. O'Neill
                             President, Treasurer
                                  and Trustee

                               Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                               Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                         W. Bruce McConnel, III, Esq.
                                   Secretary

                                Louis J. Russo
                              Assistant Treasurer

                                 Neil Forrest
                               Vice President &
                              Assistant Treasurer

                              INVESTMENT ADVISER

                               Fleet Investment
                                 Advisors Inc.
                               50 Kennedy Plaza
                           Providence, Rhode Island
                                     02903

                                  DISTRIBUTOR

                                 440 Financial
                              Distributors, Inc.
                               290 Donald Lynch
                                   Boulevard
                                   Marlboro,
                              Massachusetts 01752

                                 ADMINISTRATOR

                              First Data Investor
                             Services Group, Inc.
                           (formerly The Shareholder
                             Services Group, Inc.
                             d/b/a 440 Financial)
                              4400 Computer Drive
                                   Westboro,
                           Massachusetts 01581-5108

--------------------                                           -----------------
                                                               BULK RATE
                                                               U. S. POSTAGE
                        4400 Computer Drive                    PAID
      GALAXY            Box 5108                               PERMIT NO. 54201
       FUNDS            Westboro, MA 01581-5108                BOSTON, MA
--------------------                                           -----------------




FN-080 (12/95)